SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 3, 2003

                          RIVIERA HOLDINGS CORPORATION
             (exact name of registrant as specified in its charter)


    Nevada                  000-21430                         88-0296885
(State of                  (Commission                      (IRS Employer
Incorporation)             File Number)                    Identification No.)


2901 Las Vegas Boulevard
Las Vegas, Nevada                                                 89109
(Address of principal office)                                  (Zip code)

Registrant's Telephone number,                               (702) 794-9527
    including area code

Item 5.

On June 3, 2003, Riviera Holdings Corporation announced through a press release that management will present at the Bear Stearns 12th Annual Global Credit Research Conference, tomorrow, June 4, 2003 in New York City. A copy of the press release disclosing those results is filed as an exhibit hereto.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

             (a) Not Applicable

             (b) Not Applicable

             (c) Exhibits

Exhibit 99    Riviera Holdings Corporation Press Release dated June 3, 2003














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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 3, 2003                            RIVIERA HOLDINGS CORPORATION


                                               By: /s/ Duane Krohn
                                               Treasurer and CFO











































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                                  EXHIBIT INDEX
Exhibit
Number                       Description

99       Riviera Holdings Corporation Press Release dated June 3, 2003.